SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

000-30106	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 19, 2014, Pacific Continental Corporation, Eugene, Oregon (“PCBK”) and its subsidiary, Pacific Continental Bank (“PCB”), announced that it had entered into a definitive agreement to acquire Portland, Oregon, based Capital Pacific Bancorp and its wholly-owned subsidiary, Capital Pacific Bank. Pursuant to the agreement Capital Pacific Bancorp will merge with and into PCBK, with PCBK as the surviving corporation (the “Merger”) upon the terms and subject to the conditions in the agreement. In connection with the Merger, each Capital Pacific Bancorp shareholder will have the right to elect to receive, for each share of Capital Pacific Bancorp common stock owned by such shareholder, without interest, either (i) 1.132 shares of PCBK common stock, provided that the closing price of PCBK common stock prior to the effective date of the Merger, as measured by the 20-day average closing price of PCBK common stock shortly before closing, is equal to or greater than $12.01 but less than or equal to $16.25, or (ii) $16.00 in cash, subject to the payment of cash in lieu of fractional shares and customary adjustment, election and allocation procedures, if necessary to assure that 40% of the outstanding shares of Capital Pacific Bancorp common stock are exchanged for cash and 60% of the outstanding shares of Capital Pacific Bancorp common stock are exchanged for shares of PCBK common stock. To the extent the average closing price of PCBK’s common stock is outside this price range, the exchange ratio will adjust. The boards of directors of each company have unanimously approved this transaction. Completion of the transaction is subject to customary closing conditions, including receipt of bank regulatory approvals and the approval of Capital Pacific Bancorp’s common shareholders. The transaction is expected to close by the end of the first quarter of 2015.

A copy of the November 19, 2014, press release announcement is furnished herewith as Exhibit 99.1 to this Form 8-K.

PCBK expects to make a presentation concerning its acquisition of Capital Pacific Bancorp on November 20, 2014, at 11:00 a.m. PT. A copy of the investor presentation materials are furnished herewith as Exhibit 99.2 to this Form 8-K.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Pacific Continental and Capital Pacific. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed merger transaction, Pacific Continental will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of Capital Pacific, and a Prospectus of Pacific Continental, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Pacific Continental and Capital Pacific, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Pacific Continental at www.therightbank.com under the tab “Investor Relations” and then under the heading “Financials – SEC Filings”, or from Pacific Continental’s Investor Relations, by calling 541-686-8685.

Pacific Continental and Capital Pacific and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Capital Pacific in connection with the proposed merger. Information about the directors and executive officers of Pacific Continental is set forth in the proxy statement for Pacific Continental’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 7, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Forward-Looking Statement Safe Harbor

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Pacific Continental and Capital Pacific, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, expectations regarding the timing of the closing of the transaction and its impact on Pacific Continental’s earnings, expectations regarding pro forma combined assets, loans and deposits and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Pacific Continental Corporation and Capital Pacific operate; the ability to promptly and effectively integrate the businesses of Pacific Continental Bank and Capital Pacific Bank; the reaction to the transaction of the companies’ customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Pacific Continental Corporation undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA’s safe harbor provisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release

99.2	Investor Presentation Dated November 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2014

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President
Chief Financial Officer

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